RYDEX SERIES FUNDS

                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN

           AUGUST 28, 2000, AS AMENDED AND RESTATED FEBRUARY 26, 2009


Rydex Series Funds (the "Trust"), a registered investment company that currently consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedule A hereto (each a "Fund" and together the "Funds").

A.       ATTRIBUTES OF SHARE CLASSES

1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is approved by the Trust's Board of Trustees and as attached hereto as Exhibits.

2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO --- RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class ---- will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's Prospectuses;
         (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any other service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter (such as a Distribution Plan or service agreement relating to a class) submitted to shareholders that relates solely to such class, and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.       EXPENSE ALLOCATIONS

With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and (iii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

Non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.       AMENDMENT OF PLAN; PERIODIC REVIEW

This Multiple Class Plan must be amended to properly describe (through additional exhibits hereto) each new class of shares upon its approval by the Board.

The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must periodically review this Multiple Class Plan for its continued appropriateness, and must approve any material amendment of the Multiple Class Plan as it relates to any class of any Fund covered by the Multiple Class Plan. In approving any material amendment to the Multiple Class Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                                                      EXHIBIT A
                                                                      ---------

                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              ADVISOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Advisor Class Shares are subject to asset-based fees under a Distribution and Shareholder Services Plan (the "Plan"). Pursuant to Rule 12b-1, The Trust, on behalf of the applicable Fund, will make monthly payments to the Distributor for providing distribution services under the Plan approved by the Board of
Trustees, at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the Advisor Class Shares. The Distributor will use this fee to compensate service providers for providing distribution-relates services, ongoing account maintenance and other services to Institutional shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. The Trust, on behalf of the applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Plan approved by the Board of Trustees at an annual rate of 0.25% of each Fund's average daily net assets attributable to the Advisor Class Shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in Advisor Class Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Rydex Distributors, Inc. or any service provider; (iv) responding to inquiries from Clients concerning their investment in Advisor Class Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Advisor Class Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or its service providers; (ix) providing sub-accounting with respect to Advisor Class Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

2. ELIGIBILITY OF PURCHASERS

Advisor Class Shares generally require a minimum initial investment of $25,000. Advisor Class Shares are only sold through a third party financial intermediary or mutual fund supermarket.

3. EXCHANGE PRIVILEGES

Advisor Class Shares of each Fund may be exchanged for Advisor Class Shares (or H-Class Shares, if applicable) of other Funds in the Rydex Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Advisor Class Shareholder will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Advisor Class Shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Class Shares (such as a distribution plan or service agreement relating to Advisor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Advisor Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Advisor Class Shares do not have a conversion feature.

                                                                      EXHIBIT B
                                                                      ---------


                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Investor   Class  Shares  are  sold  without  a  sales  charge  or   asset-based
distribution or shareholder servicing fee.

2. ELIGIBILITY OF PURCHASERS

For accounts held directly at Rydex, Investor Class Shares generally require a minimum initial investment of $25,000 for non-managed accounts and $15,000 for accounts managed by financial intermediaries. For accounts held in a brokerage account, Investor Class Shares require a minimum initial investment amount of $1,000 for retirement accounts and $2,500 for all other accounts.

3. EXCHANGE PRIVILEGES

Investor Class Shares of each Fund may be exchanged for Investor Class Shares (or H-Class Shares, if applicable) of other Funds in the Rydex Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Investor Class Shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Shareholders will have exclusive voting rights regarding any matter submitted to Investor Class Shareholders that relates solely to Investor Class Shares and will have separate voting rights on any other matter submitted to Investor Class Shareholders in which the interests of Investor Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Investor Class Shares do not have a conversion feature.

                                                                      EXHIBIT C
                                                                      ---------

                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 C-CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

C-Class Shares are subject to asset-based fees under a Distribution and Shareholder Services Plan (the "Plan"). Pursuant to Rule 12b-1, The Trust, on behalf of the applicable Fund, will make monthly payments to the Distributor and other firms that provide distribution services ("Service Providers") under the Plan approved by the Board of Trustees, at an annual rate of up to 0.75% of each Fund's average daily net assets attributable to the C-Class Shares. The annual 0.75% distribution fee will be used to reimburse the Distributor for paying investors' financial advisors an on-going sales commission. The Distributor will advance the first year's service and distribution fees. The Trust, on behalf of the applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Plan approved by the Board of Trustees at an annual rate of 0.25% of each Fund's average daily net assets attributable to the C-Class Shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in C-Class Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Rydex Distributors, Inc. or any Service Provider; (iv) responding to inquiries from Clients concerning their investment in C-Class Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in C-Class Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or its service providers; (ix) providing sub-accounting with respect to C-Class Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

2. ELIGIBILITY OF PURCHASERS

C-Class Shares  generally  require a minimum initial  investment as discussed in
the  Trust's  C-Class  Shares   Prospectuses.   C-Class  Shares  are  only  sold
principally through broker-dealers and other financial intermediaries.

3. EXCHANGE PRIVILEGES

C-Class Shares of each Fund may be exchanged for C-Class Shares of other Funds in the Rydex Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each C-Class Shareholder will have one vote for each full C-Class Share held and a fractional vote for each fractional C-Class Share held. C-Class Shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to C-Class Shares (such as a distribution plan or service agreement relating to C-Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the C-Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

C-Class Shares do not have a conversion feature.

                                                                       EXHIBIT D
                                                                       ---------


                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 H-CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

H-Class Shares are subject to asset-based fees under a Distribution Plan (the "Distribution Plan") and a Shareholder Services Plan (the "Shareholder Services Plan"). Pursuant to Rule 12b-1, The Trust, on behalf of the applicable Fund, will make monthly payments to the Distributor for providing distribution services under the Distribution Plan approved by the Board of Trustees, at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the H-Class Shares. The Distributor will use this fee to compensate service providers for providing distribution-related services, on-going account maintenance and other services to shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. The Trust, on behalf of the applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Shareholder Services Plan approved by the Board of Trustees at an annual rate of 0.25% of each Fund's average daily net assets attributable to the H-Class Shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in H-Class Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Rydex Distributors, Inc. or any service provider; (iv) responding to inquiries from Clients concerning their investment in H-Class Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in H-Class Shares;
(vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or its service providers; (ix) providing sub-accounting with respect to H-Class Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients. Each Servicer will only receive up to 0.25% of each Fund's average daily net assets for either distribution-related services or shareholder services.

2. ELIGIBILITY OF PURCHASERS

H-Class Shares require a minimum initial investment of $25,000 if purchased through accounts that are not managed by a registered investment advisor ("Self-Directed Accounts") or $15,000 if purchased through accounts over which a registered investment advisor has discretionary authority. H-Class Shares are sold principally to professional money managers and to investors who take part in certain strategic and tactical asset allocation investment programs. For accounts held in a brokerage account, Investor Class Shares require a minimum initial investment of $1,000 for retirement accounts and $2,500 for all other accounts.

3. EXCHANGE PRIVILEGES

H-Class Shares of each Fund may be exchanged for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of other Funds in the Rydex Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each H-Class Shareholder will have one vote for each full H-Class Share held and a fractional vote for each fractional H-Class Share held. H-Class Shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to H-Class Shares (such as a distribution plan relating to H-Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the H-Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

H-Class Shares do not have a conversion feature.

                                                                      EXHIBIT E
                                                                      ---------

                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 A-CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

A-Class Shares are subject to asset-based fees under a Distribution Plan (the "Plan"). Pursuant to Rule 12b-1, the Trust, on behalf of the applicable Fund, will make monthly payments to the Distributor for providing distribution services under the Plan approved by the Board of Trustees, at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the A-Class Shares. The Distributor will use this fee to compensate service providers for providing distribution-related services, on-going account maintenance and other services to shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. In addition, A-Class Shares are sold at NAV, plus the applicable front-end sales charge, as described in more detail in the Funds A-Class Shares Prospectuses.

2. ELIGIBILITY OF PURCHASERS

For accounts held in a brokerage account, A-Class Shares require a minimum initial investment of $1,000 for retirement accounts and $2,500 for all other accounts.

3. EXCHANGE PRIVILEGES

A-Class Shares of each Fund may be exchanged for A-Class Shares of other Funds in the Rydex Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.


4. VOTING RIGHTS

Each A-Class Shareholder will have one vote for each full A-Class Share held and a fractional vote for each fractional A-Class Share held. A-Class Shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to A-Class Shares (such as a distribution plan relating to A-Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the A-Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

A-Class Shares do not have a conversion feature.

                                                                       EXHIBIT F
                                                                       ---------

                               RYDEX SERIES FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR2 CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Investor2   Class  Shares  are  sold  without  a  sales  charge  or  asset-based distribution or shareholder servicing fee.

2. ELIGIBILITY OF PURCHASERS

Investor2 Class Shares generally require a minimum initial investment amount of $100.

3. EXCHANGE PRIVILEGES

Investor2 Class Shares of each Fund may be exchanged for Shares of other Funds in the Securities Fund complex in accordance with the procedures disclosed in the Trust's Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Investor2 Class Shareholder will have one vote for each full Investor2 Class Share held and a fractional vote for each fractional Investor2 Class Share held. Investor2 Class Shareholders will have exclusive voting rights regarding any matter submitted to Investor2 Class Shareholders that relates solely to Investor2 Class Shares and will have separate voting rights on any other matter submitted to Investor2 Class Shareholders in which the interests of Investor2 Class Shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Investor2 Class Shares do not have a conversion feature.

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   SCHEDULE A

------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
                                        INVESTOR       ADVISOR                                                           INVESTOR2
                                         CLASS         CLASS                                                               CLASS
FUND                                     SHARES        SHARES        A-CLASS SHARES    C-CLASS SHARES    H-CLASS SHARES    SHARES
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Nova Fund                                  X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse S&P 500 Fund                       X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
NASDAQ-100(R) Fund                           X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse NASDAQ-100(R)  Strategy Fund
                                           X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Government Long Bond 1.2x Strategy
Fund                                       X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse Government Long Bond
Strategy Fund                              X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
U.S. Government Money Market Fund
                                           X                X                X                X                                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Europe 1.25x Strategy Fund                                                   X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Japan 2x Strategy Fund                                                       X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Russell 2000(R) 1.5x Strategy Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Mid-Cap 1.5x Strategy Fund                                                   X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse Mid-Cap Strategy                                                     X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P 500 Pure Value Fund                                                      X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P 500 Pure Growth Fund                                                     X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P Mid-Cap 400 Pure Value Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P Mid-Cap 400 Pure Growth Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P Small-Cap 600 Pure Value Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P Small-Cap 600 Pure Small-Cap
Growth Fund                                                                  X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse Russell 2000(R) Strategy Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Strengthening Dollar 2x Strategy
Fund                                                                         X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Weakening Dollar 2x Strategy Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Banking Fund                               X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Basic Materials Fund                       X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Biotechnology Fund                         X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Commodities Strategy Fund                                                    X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Consumer Products Fund                     X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Electronics Fund                           X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Energy Fund                                X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Energy Services Fund                       X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------


------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
                                        INVESTOR       ADVISOR                                                           INVESTOR2
                                         CLASS         CLASS                                                               CLASS
FUND                                     SHARES        SHARES        A-CLASS SHARES    C-CLASS SHARES    H-CLASS SHARES    SHARES
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Financial Services Fund                    X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Health Care Fund                           X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Internet Fund                              X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Leisure Fund                               X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Precious Metals Fund                       X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Real Estate Fund                           X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Retailing Fund                             X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Technology Fund                            X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Telecommunications Fund                    X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Transportation Fund                        X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Utilities Fund                             X                X                X                X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
All-Cap Opportunity Fund                                                     X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Global 130/30 Strategy Fund                                                  X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Multi-Hedge Strategies Fund                                                  X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Global Market Neutral Fund                                                   X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Hedged Equity Fund                                                           X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
S&P 500 Fund                                                                 X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Russell 2000(R) Fund                                                           X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Essential Portfolio Moderate Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Essential Portfolio Conservative
Fund                                                                         X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Essential Portfolio Aggressive Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
High Yield Strategy Fund                                                     X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Inverse High Yield Strategy Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Managed Futures Strategy Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
International Opportunity Fund
                                                                             X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Alternative Strategies Allocation
Fund                                                                         X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------
Long/Short Commodities Strategy
Fund                                                                         X                X               X
------------------------------------ --------------- ----------------- --------------- ---------------- --------------- ------------